UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2011

PATIENT SAFETY TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-09727	13-3419202
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2 VENTURE, SUITE 350, IRVINE, CALIFORNIA 92618
(Address of Principal Executive Offices) (Zip Code)

(951) 587-6201

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On March 25, 2011, Patient Safety Technologies, Inc., a Delaware corporation (the “Company”) entered into the First Amendment (“First Amendment”) to Supply and Distribution Agreement with Cardinal Health 200, LLC (“Cardinal Health”) effective as of March 1, 2011 (the “Effective Date”).  The First Amendment amends that Supply and Distribution Agreement between the Company and Cardinal Health dated November 19, 2009 (the “Supply Agreement”). The First Amendment amends a number of terms under the Supply Agreement, including but not limited to extending the termination date of the Supply Agreement from November 19, 2014 to December 31, 2015 and adding certain provisions regarding target inventory levels and excess inventory of the Company’s products held by Cardinal Health.  Until December 31, 2011, Cardinal Health is required to maintain any inventory in excess of such target inventory levels.  Additionally the Company was granted the right to buy back any such excess inventory from Cardinal Health at any time..  Beginning January 1, 2012, Cardinal Health may use  excess inventory, if any, to partially meet customer demand according to a formula set forth in the First Amendment which limits the use of any excess inventory over a 12 month time period.

The Company previously issued Cardinal Health, Inc. (an affiliate of Cardinal Health) warrants to purchase 1,250,000 shares of the Company’s common stock at $2 per share and 625,000 shares of the Company’s common stock at $4 per share on November 19, 2009.  The warrants have a term of five years from the issue date.  The Company also granted Cardinal Health, Inc. certain registration rights pursuant to a Registration Rights Agreement dated November 19, 2009.

A copy of the First Amendment is included as Exhibit 10.1 hereto, and the foregoing description of the First Amendment is qualified in its entirety by reference to the full text of such First Amendment, which is hereby incorporated by reference herein.  Copies of each of the warrants, Warrant Purchase Agreement, Supply Agreement and Registration Rights Agreement referenced herein were included as Exhibits 4.1, 4.2, 10.1, 10.2 and 10.3 to that current report on Form 8-K filed by the Company on November 24, 2009, and the foregoing description of such Exhibits is qualified in its entirety by the full text of such Exhibits, which is hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1*	First Amendment to Supply and Distribution Agreement, effective as of March 1, 2011, between Patient Safety Technologies, Inc. and Cardinal Health 200, LLC.

_____________________________________
*Confidential treatment requested for certain confidential portions of this exhibit.  These confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2011	Patient Safety Technologies, Inc.
	By:	/s/ Brian E. Stewart Brian E. Stewart President and Chief Executive Officer

Exhibit Index

10.1	*First Amendment to Supply and Distribution Agreement, effective as of March 1, 2011, between Patient Safety Technologies, Inc. and Cardinal Health 200, LLC.

*Confidential treatment requested for certain confidential portions of this exhibit.  These confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.